BORROWINGS	9 Months Ended
Sep. 30, 2021
Borrowings [abstract]
BORROWINGS

8.	BORROWINGS

	For the nine-month period ended September 30, 2021 $	For the year ended December 31, 2020 $
Opening balance	1,793	4,502
New borrowing	2,162	3,803
Repayments	(1,950)	(2,419)
Issue costs	-	(21)
Accretion of issue costs	9	25
Interest capitalized	-	209
Debts settled in exchange of Royalty	-	(4,306)
Ending balance	2,014	1,793
Current portion	204	1,793
Non-current portion	1,810	-

During the three and nine-month periods ended September 30, 2021, the Company has paid interests to its lenders for a total of $21 and $81, respectively (three and nine-month periods ended September 30, 2020: $41 and $112).

On January 29, 2021, the Company financed the purchase of a land located in Bécancour, Québec, through a financing agreement with the vendor, for a total of $1,137. The financed portion bears interest at 8% per annum and shall be repaid by December 2025. The Company may pay the balance of principal, in whole or in part, at any time without penalty.

During March 2021, the Company received $1,350 as part of a repayable contribution agreement with the Canada Economic Development for Quebec Regions. This contribution agreement bears no interest and will be repayable in 60 equal monthly installments starting September 2023. The loan was measured at the present value of all future payments discounted using a 5.50% interest rate, thus resulting in a loan valued at $1,025. The difference between the carrying value of the contribution and the discounted loan value was recognized as a grant of $325.

On June 30, 2021, the Company fully reimbursed its loan of $1,802 with Investissement Québec, a related party.